UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 18, 2024 Rhythm Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the close of business on the July 24, 2024 record date (the “Record Date”), there were (i) 61,130,640 shares of the Company’s common stock outstanding, of which each share of common stock was entitled to one vote; and (ii) 150,000 shares of the Company’s Series A convertible preferred stock (“Convertible Preferred Stock”) outstanding, of which 90,000 shares were entitled to vote (each share of Convertible Preferred Stock being entitled to a number of votes equal to 20.8333 shares of common stock per $1,000 liquidation preference of Series A convertible preferred stock). As a result, there were a total of 63,005,638 eligible votes as of the record date. A total of 53,945,997 votes were present online or represented by proxy at the meeting, representing approximately 85.6% of the total eligible votes as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s amended and restated definitive proxy statement filed with the Securities and Exchange Commission on August 7, 2024.

Item 1 - Election of three Class I Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Stuart A. Arbuckle	45,585,464	6,530,701	1,829,832
Christophe R. Jean	45,017,705	7,098,460	1,829,832
Lynn A. Tetrault	45,485,067	6,631,098	1,829,832

Item 2 - Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
53,844,430	69,539	32,028	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
50,612,289	1,487,317	16,559	1,829,832

Item 4 - Reapproval of the Rhythm Pharmaceuticals, Inc. 2017 Equity Incentive Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
32,739,796	19,359,379	16,990	1,829,832

Based on the foregoing votes, Stuart A. Arbuckle, Christophe R. Jean, and Lynn A. Tetrault were elected as Class I Directors, and Items 2, 3 and 4 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: September 19, 2024	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer